Exhibit 99.1

ALTERRA CAPITAL REPORTS THIRD QUARTER 2010 RESULTS

Net Operating Income of $0.64 per Diluted Share

Book Value per Diluted Share Grows 5.4%

HAMILTON, BERMUDA, November 2, 2010—Alterra Capital Holdings Limited (NASDAQ: ALTE; BSX: ALTE.BH) (“Alterra”) today reported net income of $82.8 million, or $0.70 per diluted share, for the third quarter of 2010, compared to net income of $95.3 million, or $1.64 per diluted share, for the same quarter of 2009. Alterra, formerly known as Max Capital Group Ltd. (“Max”), was formed on May 12, 2010 by the merger of Max and Harbor Point Limited, a privately held company (“Harbor Point”).

Net operating income for the third quarter of 2010 was $76.0 million, or $0.64 per diluted share, compared to net operating income of $53.7 million, or $0.92 per diluted share, for the same quarter of 2009. Annualized net operating return on average shareholders’ equity for the third quarter of 2010 was 10.2%.

For the nine months ended September 30, 2010, Alterra reported net income of $222.7 million, or $2.50 per diluted share, compared to net income of $183.6 million, or $3.18 per diluted share, for the same period of 2009. Net operating income for the nine months ended September 30, 2010 was $175.5 million, or $1.97 per diluted share, compared to net operating income of $148.4 million, or $2.57 per diluted share, for the same period of 2009. Annualized net operating return on average shareholders’ equity for the nine months ended September 30, 2010 was 10.2%.

The results for Alterra include the results for Harbor Point and its subsidiaries from the date of the consummation of the merger on May 12, 2010. Comparative figures for 2009 represent the former Max results only. As a result, a comparison of Alterra’s gross premiums written from property and casualty underwriting and results of operations for the reinsurance segment for current and prior periods are not meaningful. Selected pro forma combined results of operations for periods prior to the merger for the reinsurance segment are provided in the third quarter financial supplement available on Alterra’s website at www.alterracap.com.

W. Marston (Marty) Becker, President and Chief Executive Officer of Alterra, said: “Alterra had a very solid quarter financially, and also operationally, with the Harbor Point merger integration proceeding as planned and now largely completed. Our balance sheet is very strong, and we are well positioned to respond to market opportunities as they arise.”

Mr. Becker added: “Our gross premiums written during the quarter were down on a pro forma basis, due in part to Alterra’s continued underwriting discipline in the face of a softening market, and to a related trend among primary companies to retain a greater share of business. Coupled with declining yields on invested assets, these factors added pressure to current operating income. We are pleased with the early results of our expansion into Latin America and the continued strong performance of our late 2008 Lloyd’s acquisition. Taken together with the quality underwriting teams that joined us as a result of our recent merger, we are strongly positioned both for today and for the future, with proven insurance and reinsurance capabilities in Bermuda, Dublin, London, and the U.S. – and now Latin America reinsurance as well.

“We remain focused and committed to prudent capital allocation as a means for delivering consistent shareholder value. During the quarter we continued our share repurchase program, buying back shares at an attractive discount to book value. For the year to date, we have returned over $435 million to shareholders in the form of dividends and share repurchases. We have also increased our capital flexibility this quarter by issuing long term debt at a favorable fixed rate of interest, reducing our allocation to short term variable rate borrowing. We believe this will prove beneficial in the future as interest rates inevitably rise from their current levels,” Mr. Becker concluded.

Third quarter 2010 results for Alterra include:

•

Property and casualty gross premiums written of $323.9 million, representing an increase of $58.1 million, or 21.9%; net premiums written of $263.4 million, representing an increase of $80.9 million, or 44.3%; and net premiums earned of $341.2 million, representing an increase of $133.3 million, or 64.1%; each as compared to the same quarter of 2009. The percentage increases in these figures primarily reflect incremental growth from recent expansion initiatives, including the merger with Harbor Point - whose premiums are not included in the comparative 2009 results of operations - as well as from new operations in Latin America and new product offerings at Alterra at Lloyd’s. These increases were partially offset by decreases in previously existing operations where writings were reduced due to unattractive returns;

•	Property and casualty combined ratio of 86.0% compared to 90.9% in the same quarter of 2009;

•	Property catastrophe event and significant per-risk net losses of $14.1 million compared to no material property catastrophe losses in the same quarter of 2009;

•	Net favorable development on prior years’ loss reserves of $36.4 million, or 10.6 combined ratio points, compared to $15.2 million, or 7.3 combined ratio points, in the same quarter of 2009;

•	Net investment income of $59.7 million compared to $42.8 million in the same quarter of 2009, an increase of 39.5%; and

•	Net operating income of $76.0 million, or $0.64 per diluted share, representing an annualized net operating return on average shareholders’ equity of 10.2%.

Gross premiums written from property and casualty underwriting for the third quarter of 2010 were $323.9 million, generated by the segments as follows: insurance - $70.3 million, a decrease of $10.8 million, or (13.3)%; reinsurance - $124.0 million, an increase of $29.9 million, or 31.8%; U.S. specialty - $71.9 million, an increase of $2.5 million, or 3.6%; and Alterra at Lloyd’s - $57.7 million, an increase of $36.6 million, or 173.5%. Gross premiums written included $30.2 million from our operations in Latin America, which started in the first quarter.

Segment combined ratios for the third quarter of 2010 were 56.5% for insurance, 91.1% for reinsurance, 95.4% for U.S. specialty and 90.4% for Alterra at Lloyd’s.

Results for the nine months ended September 30, 2010 include:

•

Property and casualty gross premiums written of $1,092.3 million, representing an increase of $37.4 million, or 3.5%; net premiums written of $799.0 million, representing an increase of $121.3 million, or 17.9%; and net premiums earned of $827.2 million, representing an increase of $241.7 million, or 41.3%; each as compared to the same period of 2009. The percentage increases in these figures primarily reflect incremental growth from recent expansion initiatives, including the merger with Harbor Point - whose premiums are not included in the comparative 2009 results of operations - as well as from new operations in Latin America and new product offerings at Alterra at Lloyd’s. These increases were partially offset by decreases in previously existing operations where writings were reduced due to unattractive returns;

•	Property and casualty combined ratio of 86.1% compared to 90.5% in the same period of 2009;

•	Property catastrophe event and significant per-risk losses of $44.0 million compared to $3.4 million in the same period of 2009;

•	Net favorable development on prior years’ loss reserves of $77.6 million, or 9.4 combined ratio points, compared to $47.5 million, or 8.1 combined ratio points, in the same period of 2009;

•	Net investment income of $161.4 million compared to $125.1 million in the same period of 2009, an increase of 29.0%; and

•	Net operating income of $175.5 million, or $1.97 per diluted share, representing an annualized net operating return on average shareholders’ equity of 10.2%.

Gross premiums written from property and casualty underwriting for the nine months ended September 30, 2010 were $1,092.3 million, generated by the segments as follows: insurance - $269.0 million, a decrease of $33.7 million, or (11.1)%; reinsurance - $398.4 million, a decrease of $23.9 million, or (5.7)%; U.S. specialty - $246.2 million, an increase of $26.9 million, or 12.3%; and Alterra at Lloyd’s - $178.7 million, an increase of $68.1 million, or 61.6%. There were no new contracts written within the life and annuity segment during the nine months ended September 30, 2010.

Segment combined ratios for the nine months ended September 30, 2010 were 72.7% for insurance, 88.7% for reinsurance, 96.9% for U.S. specialty and 82.3% for Alterra at Lloyd’s.

Balance Sheet

Total invested assets, including cash and cash equivalents, were $8.0 billion at September 30, 2010, an increase of $2.7 billion from December 31, 2009, primarily as a result of the merger. The credit quality of Alterra’s fixed maturities investment portfolio as of September 30, 2010 was high. As of September 30, 2010, 96.6% of the fixed maturities portfolio (by carrying value) was investment-grade, unchanged from December 31, 2009. As of September 30, 2010, the weighted average book yield of Alterra’s cash and fixed maturities portfolio was 3.23% and the weighted average duration was 4.1 years.

Net investment income for the third quarter of 2010 increased to $59.7 million from $42.8 million for the same quarter of 2009, and to $161.4 million from $125.1 million for the nine months ended September 30, 2010 and 2009, respectively. The increase in net investment income reflects the additional investment income from the Harbor Point investment portfolio since the consummation of the merger on May 12, 2010, and an increased allocation to higher-yielding fixed maturity securities.

Under the Board-approved share repurchase authorization, Alterra repurchased 2,845,356 of its common shares during the quarter ended September 30, 2010 at an average price of $19.00 per share for a total of $54.1 million. Share repurchases for the nine months ended September 30, 2010 were 5,052,349 common shares at an average price of $19.48 per share for a total of $98.4 million. As of September 30, 2010, $37.1 million remained under the Board-approved share repurchase authorization. On October 29, 2010, Alterra’s Rule 10b5-1 share repurchase plan expired by its terms. During October 2010, under the 10b5-1 plan, Alterra repurchased 699,900 common shares at an average price of $20.55 per share for a total of $14.4 million. Upon expiration of the 10b5-1 plan, $22.7 million remained available under the Board-approved share repurchase authorization.

Shareholders’ equity was $3,036.5 million as of September 30, 2010, an increase of 3.7% from June 30, 2010. Book value per diluted share as of September 30, 2010 was $25.88, an increase of 5.4% from June 30, 2010. Including the unrecognized change in fair value on Alterra’s held to maturity investment portfolio for the quarter ended September 30, 2010, the increase in book value per diluted share would have been 7.4%.

A copy of Alterra’s financial supplement for the third quarter will be available on Alterra’s website at www.alterracap.com shortly after the release of earnings.

Alterra will host a conference call on Wednesday, November 3, 2010 at 10:00am (EDT) to discuss its third quarter results with interested investors and shareholders. The conference call can be accessed via telephone by dialing 1-888-713-4218 (toll-free U.S.) or 1-617-213-4870 (international) and using access code 55954665. A live broadcast of the conference call will also be available through Alterra’s website at www.alterracap.com.

Alterra Capital Holdings Limited is a global enterprise dedicated to providing diversified specialty insurance and reinsurance products to corporations, public entities and property and casualty insurers.

Non-GAAP Financial Measures

In presenting Alterra’s results, management has included and discussed net operating income, net operating income per diluted share, annualized net operating return on average shareholders’ equity and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of Alterra’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The reconciliation of these measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Cautionary Note Regarding Forward-Looking Statements

This release may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting Alterra’s future results, please refer to the most recent reports on Form 10-K and Form 10-Q and other documents filed by Alterra with the SEC. Alterra undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	September 30, 2010	December 31, 2009
	(unaudited)
ASSETS
Cash and cash equivalents	$925,752	$702,278
Fixed maturities, trading at fair value	243,158	228,696
Fixed maturities, available for sale at fair value	5,425,955	3,007,356
Fixed maturities, held to maturity at amortized cost (fair value $1,106,057)	954,623	1,005,947
Other investments, at fair value	411,275	318,073
Accrued interest income	73,622	57,215
Premiums receivable	664,603	567,301
Losses and benefits recoverable from reinsurers	976,819	1,001,373
Deferred acquisition costs	106,728	65,648
Prepaid reinsurance premiums	173,140	190,613
Trades pending settlement	24,364	76,031
Goodwill and intangible assets	60,670	48,686
Other assets	78,225	70,529

Total assets	$10,118,934	$7,339,746

LIABILITIES
Property and casualty losses	$3,847,366	$3,178,094
Life and annuity benefits	1,299,190	1,372,513
Deposit liabilities	147,212	152,629
Funds withheld from reinsurers	119,859	140,079
Unearned property and casualty premiums	1,015,831	628,161
Reinsurance balances payable	122,184	146,085
Accounts payable and accrued expenses	90,282	67,088
Senior notes	440,473	90,464

Total liabilities	7,082,397	5,775,113

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 115,898,860 (2009 - 55,867,125) shares issued and outstanding	115,899	55,867
Additional paid-in capital	2,113,732	752,309
Accumulated other comprehensive income	190,325	25,431
Retained earnings	616,581	731,026

Total shareholders’ equity	3,036,537	1,564,633

Total liabilities and shareholders’ equity	$10,118,934	$7,339,746

Book value per share	$26.20	$28.01

Diluted book value per share	$25.88	$27.36

Diluted tangible book value per share [a]	$25.37	$26.51

Diluted shares outstanding	117,321,004	57,178,458

[a]	Non-Gaap measure as defined by Regulation G.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
REVENUES
Gross premiums written	$325,213	$265,886	$1,095,333	$1,096,668
Reinsurance premiums ceded	(60,611)	(83,290)	(293,546)	(377,338)

Net premiums written	$264,602	$182,596	$801,787	$719,330

Earned premiums	$436,244	$329,869	$1,132,964	$993,871
Earned premiums ceded	(93,812)	(121,853)	(303,032)	(366,788)

Net premiums earned	342,432	208,016	829,932	627,083

Net investment income	59,711	42,830	161,378	125,073
Net realized and unrealized gains on investments	15,411	24,528	7,047	64,440

Total other-than-temporary impairment losses	(90)	—	(1,955)	(5,190)
Portion of loss recognized in other comprehensive income (loss), before taxes	(61)	(139)	1,084	3,037

Net impairment losses recognized in earnings	(151)	(139)	(871)	(2,153)

Other income	1,327	819	1,946	3,099

Total revenues	418,730	276,054	999,432	817,542

LOSSES AND EXPENSES
Net losses and loss expenses	191,012	131,778	475,794	378,729
Claims and policy benefits	15,060	14,378	46,662	84,117
Acquisition costs	60,859	27,997	133,901	73,686
Interest expense	7,551	5,971	20,409	14,654
Net foreign exchange losses (gains)	3,353	406	267	(6,474)
Merger and acquisition expenses	550	(41,350)	(49,276)	(31,342)
General and administrative expenses	56,650	40,372	143,827	115,537

Total losses and expenses	335,035	179,552	771,584	628,907

INCOME BEFORE TAXES	83,695	96,502	227,848	188,635

Income tax expense	858	1,176	5,183	5,012

NET INCOME [a]	82,837	95,326	222,665	183,623

Change in net unrealized gains and losses on fixed maturities, net of tax	74,383	95,794	169,039	66,629
Foreign currency translation adjustment	13,224	(4,462)	(4,145)	20,372

COMPREHENSIVE INCOME [a]	$170,444	$186,658	$387,559	$270,624

Basic earnings per share	$0.71	$1.67	$2.52	$3.22

Diluted earnings per share	$0.70	$1.64	$2.50	$3.18

Net operating income per diluted share	$0.64	$0.92	$1.97	$2.57

Weighted average shares outstanding - basic	117,200,505	57,233,115	88,253,609	56,978,901

Weighted average shares outstanding - diluted	117,957,942	58,210,501	89,001,515	57,677,996

[a]	Includes the results of Harbor Point Limited from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Nine Months Ended September 30
	2010	2009
Common shares
Balance, beginning of period	$55,867	$55,806
Issuance of common shares, net	65,084	1,529
Repurchase of shares	(5,052)	(322)

Balance, end of period	115,899	57,013

Additional paid-in capital
Balance, beginning of period	752,309	763,391
Issuance of common shares, net	1,418,214	457
Stock based compensation expense	36,600	16,124
Repurchase of shares	(93,391)	(6,049)

Balance, end of period	2,113,732	773,923

Accumulated other comprehensive income (loss)
Balance, beginning of period	25,431	(45,399)
Holding gains on available for sale securities arising in period [a]	179,482	66,650
Net realized (gains) losses on available for sale securities included in net income [a]	(9,359)	3,016
Portion of other-than-temporary impairment losses recognised in other comprehensive income [a]	(1,084)	(3,037)
Foreign currency translation adjustment	(4,145)	20,372

Balance, end of period	190,325	41,602

Retained earnings
Balance, beginning of period	731,026	506,533
Net income	222,665	183,623
Dividends	(337,110)	(16,020)

Balance, end of period	616,581	674,136

Total shareholders’ equity	$3,036,537	$1,546,674

[a]	Net of tax

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Nine Months Ended September 30
	2010	2009
OPERATING ACTIVITIES
Net income	$222,665	$183,623
Adjustments to reconcile net income to net cash provided by operating activities:
Stock based compensation	36,600	16,124
Amortization of premium on fixed maturities	10,973	2,503
Accretion of deposit liabilities	3,940	2,078
Net realized and unrealized gains on investments	(7,047)	(64,440)
Net impairment losses recognized in earnings	871	2,153
Negative goodwill gain	(95,788)	—
Changes in:
Accrued interest income	(822)	820
Premiums receivable	266,878	12,894
Losses and benefits recoverable from reinsurers	(9,975)	(130,985)
Deferred acquisition costs	(38,485)	(13,645)
Prepaid reinsurance premiums	10,865	(11,907)
Other assets	3,407	(2,624)
Property and casualty losses	(166,930)	183,163
Life and annuity benefits	(24,819)	508
Funds withheld from reinsurers	(20,220)	(21,773)
Unearned property and casualty premiums	12,092	92,046
Reinsurance balances payable	(28,025)	(10,515)
Accounts payable and accrued expenses	(7,167)	9,828

Cash provided by operating activities	169,013	249,851

INVESTING ACTIVITIES
Purchases of available for sale securities	(1,752,420)	(783,451)
Sales of available for sale securities	892,465	175,465
Redemptions/maturities of available for sale securities	702,506	479,310
Purchases of trading securities	(55,812)	(40,691)
Sales of trading securities	14,097	28,887
Redemptions/maturities of trading securities	19,361	5,094
Purchases of held to maturity securities	(16,961)	(33,647)
Redemptions/maturities of held to maturity securities	23,599	—
Net purchases/sales of other investments	78,985	462,501
Acquisition of subsidiary, net of cash acquired	446,819	—

Cash provided by investing activities	352,639	293,468

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	1,478	1,986
Repurchase of common shares	(98,443)	(6,371)
Net proceeds from issuance of senior notes	349,997	—
Net repayments of bank loans	(200,000)	(375,000)
Dividends paid	(335,560)	(16,020)
Additions to deposit liabilities	3,453	12,422
Payment of deposit liabilities	(12,747)	(80,748)

Cash used in financing activities	(291,822)	(463,731)

Effect of exchange rate changes on foreign currency cash and cash equivalents	(6,356)	27,019

Net increase in cash and cash equivalents	223,474	106,607

Cash and cash equivalents, beginning of period	702,278	949,404

CASH AND CASH EQUIVALENTS, END OF PERIOD	$925,752	$1,056,011

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $5,394 and $4,943 for the nine months ended September 30, 2010 and 2009, respectively.

Income taxes paid totaled $4,068 and $310 for the nine months ended September 30, 2010 and 2009, respectively.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED SEPTEMBER 30, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity
Quarter Segment Information:	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$70,271	$124,004	$71,871	$57,734	$323,880	$1,333	$—	$325,213
Reinsurance premiums ceded	(34,075)	(2,524)	(21,513)	(2,397)	(60,509)	(102)	—	(60,611)

Net premiums written	$36,196	$121,480	$50,358	$55,337	$263,371	$1,231	$—	$264,602

Earned premiums	$96,777	$213,510	$79,200	$45,424	$434,911	$1,333	$—	$436,244
Earned premiums ceded	(41,097)	(15,533)	(27,770)	(9,310)	(93,710)	(102)	—	(93,812)

Net premiums earned	55,680	197,977	51,430	36,114	341,201	1,231	—	342,432

Net investment income	6,209	17,495	1,295	2,256	27,255	12,182	20,274	59,711
Net realized and unrealized gains on investments	188	197	30	883	1,298	3,321	10,792	15,411
Net impairment losses recognized in earnings	—	—	—	—	—	—	(151)	(151)
Other income	771	61	337	177	1,346	(43)	24	1,327

Total revenues	62,848	215,730	53,092	39,430	371,100	16,691	30,939	418,730

Net losses and loss expenses	23,775	117,671	32,199	17,367	191,012	—	—	191,012
Claims and policy benefits	—	—	—	—	—	15,060	—	15,060
Acquisition costs	1,265	45,069	6,880	7,474	60,688	171	—	60,859
Interest expense	80	1,149	—	—	1,229	2,311	4,011	7,551
Net foreign exchange losses (gains)	—	1,478	—	2,089	3,567	—	(214)	3,353
Merger and acquisition expenses	—	—	—	—	—	—	550	550
General and administrative expenses	6,435	17,580	9,975	7,806	41,796	577	14,277	56,650

Total losses and expenses	31,555	182,947	49,054	34,736	298,292	18,119	18,624	335,035

Income (loss) before taxes	$31,293	$32,783	$4,038	$4,694	$72,808	$(1,428)	$12,315	$83,695

Loss Ratio [a]	42.7%	59.4%	62.6%	48.1%	56.0%
Combined Ratio [b]	56.5%	91.1%	95.4%	90.4%	86.0%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–NINE MONTHS ENDED SEPTEMBER 30, 2010 (Unaudited) (Expressed in thousands of United States Dollars)
	Property & Casualty					Life & Annuity
Year to Date Segment Information [c]:	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$269,004	$398,433	$246,245	$178,653	$1,092,335	$2,998	$—	$1,095,333
Reinsurance premiums ceded	(118,908)	(61,223)	(77,592)	(35,589)	(293,312)	(234)	—	(293,546)

Net premiums written	$150,096	$337,210	$168,653	$143,064	$799,023	$2,764	$—	$801,787

Earned premiums	$293,692	$483,982	$229,122	$123,170	$1,129,966	$2,998	$—	$1,132,964
Earned premiums ceded	(132,019)	(50,545)	(96,335)	(23,899)	(302,798)	(234)	—	(303,032)

Net premiums earned	161,673	433,437	132,787	99,271	827,168	2,764	—	829,932

Net investment income	18,639	42,107	3,951	7,308	72,005	37,701	51,672	161,378
Net realized and unrealized gains (losses) on investments	391	418	29	(583)	255	7,377	(585)	7,047
Net impairment losses recognized in earnings	—	—	—	—	—	—	(871)	(871)
Other income	760	216	439	528	1,943	(71)	74	1,946

Total revenues	181,463	476,178	137,206	106,524	901,371	47,771	50,290	999,432

Net losses and loss expenses	96,981	250,177	82,614	46,022	475,794	—	—	475,794
Claims and policy benefits	—	—	—	—	—	46,662	—	46,662
Acquisition costs	1,753	92,708	19,689	19,311	133,461	440	—	133,901
Interest expense	554	6,207	—	—	6,761	6,350	7,298	20,409
Net foreign exchange losses (gains)	—	1,967	—	(1,802)	165	—	102	267
Merger and acquisition expenses	—	—	—	—	—	—	(49,276)	(49,276)
General and administrative expenses	18,833	41,359	26,433	16,345	102,970	1,876	38,981	143,827

Total losses and expenses	118,121	392,418	128,736	79,876	719,151	55,328	(2,895)	771,584

Income (loss) before taxes	$63,342	$83,760	$8,470	$26,648	$182,220	$(7,557)	$53,185	$227,848

Loss Ratio [a]	60.0%	57.7%	62.2%	46.4%	57.5%
Combined Ratio [b]	72.7%	88.7%	96.9%	82.3%	86.1%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
[b]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.
[c]	Includes the results of Harbor Point Limited from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED SEPTEMBER 30, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity
Quarter Segment Information:	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$81,134	$94,118	$69,419	$21,087	$265,758	$128	$—	$265,886
Reinsurance premiums ceded	(41,884)	(11,106)	(26,259)	(4,015)	(83,264)	(26)	—	(83,290)

Net premiums written	$39,250	$83,012	$43,160	$17,072	$182,494	$102	$—	$182,596

Earned premiums	$103,961	$128,458	$68,175	$29,147	$329,741	$128	$—	$329,869
Earned premiums ceded	(54,814)	(25,367)	(37,074)	(4,572)	(121,827)	(26)	—	(121,853)

Net premiums earned	49,147	103,091	31,101	24,575	207,914	102	—	208,016

Net investment income	5,898	10,404	1,461	1,749	19,512	13,143	10,175	42,830
Net realized and unrealized gains on investments	1,298	3,040	—	1,400	5,738	11,932	6,858	24,528
Net impairment losses recognized in earnings	—	—	—	—	—	—	(139)	(139)
Other income	91	—	52	(33)	110	—	709	819

Total revenues	56,434	116,535	32,614	27,691	233,274	25,177	17,603	276,054

Net losses and loss expenses	31,756	68,728	21,266	10,028	131,778	—	—	131,778
Claims and policy benefits	—	—	—	—	—	14,378	—	14,378
Acquisition costs	369	20,299	1,926	5,250	27,844	153	—	27,997
Interest expense	—	1,706	—	—	1,706	2,349	1,916	5,971
Net foreign exchange losses	—	—	—	42	42	—	364	406
Merger and acquisition expenses	—	—	—	—	—	—	(41,350)	(41,350)
General and administrative expenses	7,281	8,857	7,804	5,423	29,365	829	10,178	40,372

Total losses and expenses	39,406	99,590	30,996	20,743	190,735	17,709	(28,892)	179,552

Income before taxes	$17,028	$16,945	$1,618	$6,948	$42,539	$7,468	$46,495	$96,502

Loss Ratio [a]	64.6%	66.7%	68.4%	40.8%	63.4%
Combined Ratio [b]	80.2%	94.9%	99.7%	84.2%	90.9%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–NINE MONTHS ENDED SEPTEMBER 30, 2009 (Unaudited) (Expressed in thousands of United States Dollars)
	Property & Casualty					Life & Annuity
Year to Date Segment Information:	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$302,727	$422,296	$219,268	$110,629	$1,054,920	$41,748	$—	$1,096,668
Reinsurance premiums ceded	(146,076)	(80,574)	(118,579)	(31,963)	(377,192)	(146)	—	(377,338)

Net premiums written	$156,651	$341,722	$100,689	$78,666	$677,728	$41,602	$—	$719,330

Earned premiums	$307,709	$364,994	$185,609	$93,811	$952,123	$41,748	$—	$993,871
Earned premiums ceded	(157,710)	(74,711)	(111,682)	(22,539)	(366,642)	(146)	—	(366,788)

Net premiums earned	149,999	290,283	73,927	71,272	585,481	41,602	—	627,083

Net investment income	16,861	29,607	4,549	3,216	54,233	37,626	33,214	125,073
Net realized and unrealized gains on investments	3,537	8,467	148	2,587	14,739	29,146	20,555	64,440
Net impairment losses recognized in earnings	—	—	—	—	—	—	(2,153)	(2,153)
Other income	1,238	12	272	475	1,997	—	1,102	3,099

Total revenues	171,635	328,369	78,896	77,550	656,450	108,374	52,718	817,542

Net losses and loss expenses	106,029	192,756	46,500	33,444	378,729	—	—	378,729
Claims and policy benefits	—	—	—	—	—	84,117	—	84,117
Acquisition costs	(1,503)	53,496	5,873	14,797	72,663	1,023	—	73,686
Interest expense	—	2,400	—	—	2,400	2,803	9,451	14,654
Net foreign exchange gains	—	—	—	(5,124)	(5,124)	—	(1,350)	(6,474)
Merger and acquisition expenses	—	—	—	—	—	—	(31,342)	(31,342)
General and administrative expenses	17,825	23,604	21,195	15,856	78,480	2,180	34,877	115,537

Total losses and expenses	122,351	272,256	73,568	58,973	527,148	90,123	11,636	628,907

Income before taxes	$49,284	$56,113	$5,328	$18,577	$129,302	$18,251	$41,082	$188,635

Loss Ratio [a]	70.7%	66.4%	62.9%	46.9%	64.7%
Combined Ratio [b]	81.6%	93.0%	99.5%	89.9%	90.5%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
[b]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA–NINE MONTHS ENDED SEPTEMBER 30, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

		Nine Months Ended September 30, 2010		Movement on Prior Year Period	Nine Months Ended September 30, 2009
Gross Premiums Written by Type of Risk:		Gross Premiums Written	Percentage of Total Gross Premiums Written		Gross Premiums Written	Percentage of Total Gross Premiums Written
Property & Casualty:
Insurance:
Aviation	S	$17,211	1.6%	(43.2%)	$30,314	2.8%
Excess Liability	L	71,230	6.5%	(18.2%)	87,084	7.9%
Professional Liability	L	129,462	11.8%	(4.0%)	134,845	12.3%
Property	S	51,101	4.7%	1.2%	50,484	4.6%

		269,004	24.6%	(11.1%)	302,727	27.6%
Reinsurance [a]:
Agriculture	S	30,628	2.8%	(64.9%)	87,338	8.0%
Auto	S	10,317	0.9%	n/a	—	—
Aviation	S	28,696	2.6%	13.3%	25,335	2.3%
Credit/ Surety	L	1,078	0.1%	n/a	—	—
General Casualty	L	30,699	2.8%	31.2%	23,404	2.1%
Marine & Energy	S	17,930	1.6%	21.8%	14,722	1.3%
Medical Malpractice	L	31,837	3.0%	(43.5%)	56,397	5.1%
Other	S	2,264	0.2%	(0.2%)	2,268	0.2%
Professional Liability	L	81,889	7.5%	78.3%	45,922	4.2%
Property	S	141,850	13.0%	58.6%	89,414	8.2%
Whole Account	S/L	4,703	0.4%	(44.7%)	8,509	0.8%
Workers’ Compensation	L	16,542	1.5%	(76.0%)	68,987	6.3%

		398,433	36.4%	(5.7%)	422,296	38.5%
U.S. Specialty:
General Liability	L	76,205	7.0%	10.4%	69,026	6.3%
Marine	S	49,696	4.5%	8.2%	45,917	4.2%
Professional Liability	L	9,526	0.8%	n/a	—	—
Property	S	110,818	10.1%	6.2%	104,325	9.5%

		246,245	22.4%	12.3%	219,268	20.0%
Alterra at Lloyd’s:
Accident & Health	S	25,351	2.3%	18.7%	21,357	2.0%
Aviation	S	10,914	1.0%	n/a	—	—
Financial Institutions	L	19,064	1.7%	3.7%	18,376	1.7%
International Casualty	L	28,330	2.6%	n/a	—	—
Professional Liability	L	15,387	1.4%	5.4%	14,599	1.3%
Property	S	79,607	7.3%	41.4%	56,297	5.1%

		178,653	16.3%	61.5%	110,629	10.1%

Aggregate Property & Casualty		$1,092,335	99.7%	3.5%	$1,054,920	96.2%

Life & Annuity:
Annuity		$6	0.0%	n/a	$—	—
Life		2,992	0.3%	(92.8%)	41,748	3.8%

Aggregate Life & Annuity		$2,998	0.3%	(92.8%)	$41,748	3.8%

Aggregate Property & Casualty and Life & Annuity		$1,095,333	100.0%	(0.1%)	$1,096,668	100.0%

S = Short tail lines		$578,735	53.0%		$532,026	50.4%
L = Long tail lines		513,600	47.0%		522,894	49.6%

Aggregate Property & Casualty		$1,092,335			$1,054,920

[a]	Includes the results of Harbor Point Limited from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (Unaudited)

Net Operating Income and Net Operating Income per Diluted Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Net income before tax	$83,695	$96,502	$227,848	$188,635
Net realized and unrealized (gains) losses on non-hedge fund investments, before tax [a]	(10,440)	(1,189)	2,692	(109)
Foreign exchange losses (gains), before tax	3,353	406	267	(6,474)
Merger and acquisition expenses, before tax	550	(41,350)	(49,276)	(31,342)

Net operating income before tax	$77,158	$54,369	$181,531	$150,710

Net income	$82,837	$95,326	$222,665	$183,623
Net realized and unrealized (gains) losses on non-hedge fund investments, net of tax [a]	(10,104)	(711)	2,672	1,166
Foreign exchange losses (gains), net of tax	2,758	395	780	(5,043)
Merger and acquisition expenses, net of tax	550	(41,350)	(50,621)	(31,342)

Net operating income	$76,041	$53,660	$175,496	$148,404

Net income per diluted share	$0.70	$1.64	$2.50	$3.18
Net realized and unrealized (gains) losses on non-hedge fund investments, net of tax [a]	(0.08)	(0.01)	0.03	0.02
Foreign exchange losses (gains), net of tax	0.02	0.01	0.01	(0.09)
Merger and acquisition expenses, net of tax	—	(0.72)	(0.57)	(0.54)

Net operating income per diluted share	$0.64	$0.92	$1.97	$2.57

Weighted average shares outstanding - basic	117,200,505	57,233,115	88,253,609	56,978,901

Weighted average shares outstanding - diluted	117,957,942	58,210,501	89,001,515	57,677,996

[a]	Net realized and unrealized (gains) losses on non-hedge fund investments includes realized and unrealized (gains) losses on trading securities, realised (gains) losses on available for sale securities, net impairment losses recognized in earnings, earnings from equity method investments and changes in fair value of investment derivatives, catastrophe bonds and structured deposits.

Annualized Net Operating Return on Average Shareholders’ Equity

(Expressed in thousands of United States Dollars)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Net income	$82,837	$95,326	$222,665	$183,623
Annualized net income	331,348	381,304	296,887	244,831

Net operating income	$76,041	$53,660	$175,496	$148,404
Annualized net operating income	304,164	214,640	233,995	197,872

Average shareholders’ equity [b]	$2,981,752	$1,455,072	$2,297,438	$1,346,611

Annualized return on average shareholders’ equity	11.1%	26.2%	12.9%	18.2%
Annualized net operating return on average shareholders’ equity	10.2%	14.8%	10.2%	14.7%

[b]	Average shareholders’ equity is computed as the average of the quarterly shareholders’ equity balances. The average for the nine months ended September 30, 2010 has been weighted to include Harbor Point Limited from May 12, 2010.

Diluted Tangible Book Value Per Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	September 30, 2010	December 31, 2009
Shareholders’ equity	$3,036,537	$1,564,633
Goodwill and intangible assets	(60,670)	(48,686)

Tangible book value	$2,975,867	$1,515,947

Diluted shares outstanding	117,321,004	57,178,458

Diluted tangible book value per share	$25.37	$26.51

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA–SEPTEMBER 30, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

Type of Investment	As of September 30, 2010	Investment Distribution	As of December 31, 2009	Investment Distribution
Cash and cash equivalents	$925,752	11.6%	$702,278	13.4%

U.S. government and agencies	1,049,245	13.2%	525,427	10.0%
Non-U.S. governments	81,878	1.0%	82,027	1.5%
Corporate securities	2,766,645	34.7%	1,375,999	26.2%
Municipal securities	226,946	2.9%	83,658	1.6%
Asset-backed securities	82,982	1.0%	102,006	1.9%
Residential mortgage-backed securities	1,112,602	14.0%	763,974	14.5%
Commercial mortgage-backed securities	348,815	4.4%	302,961	5.8%

Fixed maturities at fair value	$5,669,113	71.2%	$3,236,052	61.5%

U.S. government and agencies	$22,690	0.3%	$14,050	0.3%
Non-U.S. governments	549,238	6.9%	573,250	10.9%
Corporate securities	381,695	4.8%	418,647	7.9%
Asset-backed securities	1,000	0.0%	—	0.0%

Fixed maturities at amortized cost	$954,623	12.0%	$1,005,947	19.1%

Other investments	$411,275	5.2%	$318,073	6.0%

Total invested assets	$7,960,763	100.0%	$5,262,350	100.0%

Credit Rating	As of September 30, 2010	Ratings Distribution	As of December 31, 2009	Ratings Distribution
U.S. government and agencies [a]	$2,064,495	31.2%	$1,214,895	28.6%
AAA	1,155,082	17.4%	720,364	17.0%
AA	634,250	9.6%	325,997	7.7%
A	1,364,226	20.6%	731,723	17.3%
BBB	227,276	3.4%	100,841	2.4%
BB	33,378	0.5%	34,781	0.8%
B or lower	190,406	2.9%	107,451	2.5%

Fixed maturities at fair value	$5,669,113	85.6%	$3,236,052	76.3%

U.S. government and agencies	$22,690	0.3%	$14,050	0.3%
AAA	654,700	9.9%	717,954	16.9%
AA	113,634	1.7%	101,675	2.4%
A	149,422	2.3%	158,141	3.7%
BBB	12,749	0.2%	12,672	0.3%
BB	—	—	—	—
B or lower	1,428	0.0%	1,455	0.1%

Fixed maturities at amortized cost	$954,623	14.4%	$1,005,947	23.7%

Total fixed maturities	$6,623,736	100.0%	$4,241,999	100.0%

[a]	Included within U.S. government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,015,250 (December 31, 2009: $689,468)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Net investment income	$59,711	$42,830	$161,378	$125,073

Realized and unrealized gains (losses) on trading fixed maturities	883	1,400	(583)	2,587
Net realized gains (losses) on available for sale fixed maturities	6,395	(655)	9,658	(1,348)
Change in fair value of hedge funds	4,820	23,200	8,868	62,178
Change in fair value of non-hedge fund other investments	3,313	583	(10,896)	1,023

Net realized and unrealized gains on investments	$15,411	$24,528	$7,047	$64,440

Net impairment losses recognized in earnings	$(151)	$(139)	$(871)	$(2,153)

Contacts
Susan Spivak Bernstein Senior Vice President susan.spivak@alterra-bm.com 1-212-898-6640	Roanne Kulakoff or Peter Hill Kekst and Company roanne-kulakoff@kekst.com peter-hill@kekst.com 1-212-521-4800